Exhibit (32)
Organizational Chart – December 31, 2022
I.
OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
        99.999% - Pansolo Holding Inc.

             51.30% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2022, 612,219,731 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,160,828,391.

Pansolo Holding Inc. owns directly and indirectly 48,363,392 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 595,517,952 or 51.3011% of the total voting rights attached to the shares of PCC.

II.
OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A.
Empower Annuity Insurance Company of America Group of Companies (U.S. insurance)

Power Corporation of Canada
         100.0% - Power Financial Corporation
           66.561% - Great-West Lifeco Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
   100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Services Singapore I Private Limited

100.0% - Great-West Services Singapore II Private Limited

99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)

1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)

100.0% - Empower Holdings, Inc.

100.0% - Empower Annuity Insurance Company of America (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Empower Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Empower Advisory Group, LLC

100.0% - Empower Financial Services, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina

100.0% - Empower Retirement, LLC

100.0% - Empower Capital Management, LLC

100.0% - Empower Trust Company, LLC

100.0% - Lottery Receivable Company One LLC

100.0% - LR Company II, L.L.C.

100.0% - Empower Plan Services, LLC

100.0% - Empower Insurance Agency, LLC

100.0% - Global Portfolio Strategies, Inc.

100.0% - Prudential Bank & Trust FSB

100.0% - Empower Annuity Insurance Company

100.0% - Comosa Reit, Corp.

100.0% - TBG Insurance Services Corporation

100.0% MC Insurance Agency Services, LLC

50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by MC Insurance Agency Services, LLC)

100.0% - Empower Personal Capital, LLC

100.0% - Personal Capital Corporation

100.0% - Personal Capital Advisors Corporation

100.0% - Personal Capital Services Corporation

 99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)

100.0% - Empower Securities Holdings, LLC

B.
Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
         100.0% - Power Financial Corporation
           66.561% - Great-West Lifeco Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
                 100.0% - Great-West Lifeco U.S. LLC
  99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)

100.0% - Great-West Lifeco U.S. Holdings, LLC

1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)

100.0% - Putnam Investments, LLC

100.0% - Putnam Acquisition Financing, Inc.

 100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam U.S. Holdings I, LLC

   20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)

100.0% - Putnam Investment Management, LLC

100.0% - Putnam Fiduciary Trust Company, LLC

100.0% - Putnam Investor Services, Inc.

100.0% - Putnam Retail Management GP, Inc.

1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)

   99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)

 100.0% - PanAgora Holdings, Inc.

80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)

 100.0% - Putnam Investment Holdings, LLC

100.0% - 37 Capital Structured Credit General Partner, LLC

100.0% - Savings Investments, LLC

100.0% - Putnam Capital, L.L.C.

100.0% - 37 Capital General Partner, LLC

100.0% - 37 Capital Bluescale General Partner, LLC

100.0% - 37 Capital Private Mortgage II General Partner, LLC

100.0% - Putnam Advisory Holdings II, LLC

100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Japan Co., Ltd.

100.0% - Putnam International Distributors, Ltd.

100.0% - Putnam Investments Argentina S.A.

100.0% - Putnam Investments Limited

100.0% - The Putnam Advisory Company, LLC

100.0% - Putnam Advisory Holdings, LLC

100.0% - Putnam Investments Canada ULC

C.
The Canada Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
         100.0% - Power Financial Corporation
           66.561% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco LRCN Trust
100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Lifeco US Finance 2019 I, LLC

100.0% - Great-West Lifeco US Finance 2019 II, LLC

100.0% - Great-West Lifeco Finance 2019, LLC

100.0% - Great-West Lifeco Finance 2019 II, LLC

100.0% - GW Lifeco U.S. Finance 2020, LLC

100.0% - Empower Finance 2020, LLC

    1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)

    1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)

    1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)
  99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - GW Lifeco US Finance 2020 5 Year, LLC
  99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)

100.0% - Great-West Lifeco Finance 2018, LLC

100.0% - Great-West Lifeco Finance 2018 II, LLC
  99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)

100.0% - Empower Finance 2020 A, LLC

100.0% - Empower Finance 2020 B, LLC

100.0% - Empower Finance 2020 C, LLC
  99.0% - Great-West Lifeco US Finance 2019, LP (1.0% owned by 2142540 Ontario Inc.)

100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - Empower Finance UK 2021 Limited

100.0% - Empower Finance Swiss 2021 GmbH
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP

33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc.
                100.0% - 2142540 Ontario Inc.
                100.0% - 2023308 Ontario Inc.

  40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
  99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)

40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
1.0% - Great-West Life US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)
100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

100.0% - 8563993 Canada Inc.

20.0% - 11249185 Canada Inc.

20.0% -   Armstrong LP (1.0% owned by 11249185 Canada Inc.)

100% - Northleaf Capital Group Ltd.

100% - Northleaf Capital Partners Ltd.

100% - Northleaf PPP GP Ltd.

100% - Northleaf Secondary Partners III GP Ltd.

100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.

100% - Northleaf SH288 GP Ltd.

100% - Northleaf Geothermal Holdings (Canada) GP Ltd.

100% - NSPC-L Holdings II GP Ltd.

  49% - Northleaf Private Equity VIII GP Ltd.

100% - Northleaf Small Cell GP Ltd.

100% - NCP Terminals GP Ltd.

100% - Northleaf NICP III GP LLC

100% - Northleaf Music Copyright Ventures GP Ltd.

100% - NCP NWP US GP Ltd.

  40% - Northleaf NICP III GP Ltd.

100% - NCP US Terminals GP LLC

100% - NCP Canadian Breaks GP LLC

100% - Northleaf Vault Holdings GP Ltd.

100% - NSPC-L GPC Ltd.

100% - NCP CSV Holdings GP Ltd.

100% - Northleaf Capital Advisors Ltd.

100% - Northleaf/PRD Holdco GP Ltd.

100% - Northleaf/PRD GP Ltd.

100% - Northleaf Trustees Limited

100% - Northleaf NVCF Holdings Ltd.

100% - Northleaf PE GP Ltd.

100% - Northleaf 2013-2014 Holdings Ltd.

100% - Northleaf PE GP Ltd.

100% - NCP 2015 Canadian Holdings Ltd.

100% - Northleaf Capital Partners (Canada) Ltd.

100% - Northleaf Capital Partners (Australia) Pty Ltd.

100% - Northleaf Capital Partners (UK) Limited

  49% - Northleaf NICP GP Ltd.

  49% - Northleaf NICP II GP Ltd.

100% - Northleaf Class C Holdings GP Ltd.

100% - Northleaf Capital Partners (USA) Inc.

100% - Annex Fund GP Ltd.

100% - Northleaf Capital Partners GP Ltd.

  49% - Northleaf NICP Holdings GP Ltd.

100% - SW Holdings GP Ltd.

100% - Northleaf South Dundas GP Ltd.

100% - Northleaf NICP III Canadian Class C Holdings Ltd.

100% - Northleaf Millenium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.
100% - Northleaf 2017-2018 PE Holdings Ltd.

100% - Northleaf 1855 Holdings Ltd.

  49% - Northleaf Star Holdings GP Ltd.

100% - Northleaf Star GPC Ltd.

  49% - Northleaf Private Credit GP Ltd.

100% - NPC GPC Ltd.

100% - Northleaf NPC I Holdings Ltd.

100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.

100% - NPC II GPC Ltd.

100% - NSPC GPC Ltd.

  49% - NSPC GP Ltd.

  49% - NSPC-L GP Ltd.

  49% - NSPC-L Holdings GP Ltd.

  49% - NPC I Holdings GP Ltd.

  49% - Northleaf Private Credit II GP Ltd.

  49% - Northleaf NCO GP Ltd.

100% - Northleaf NICP III Holdings Ltd.

100% - Northleaf CFOF Class C 2019 Ltd.

100% - Northleaf 010 II Holdings Ltd.

100% - NSPC International GP Ltd.

100% - NSPC-L International GP Ltd.

100% - Northleaf NCO Holdings Ltd.

100% - Northleaf NPE VIII Holdings Ltd.

100% - Northleaf NSP III Holdings Ltd.

63.17% - Northleaf Capital Holdings Ltd.

100% - Northleaf PE Holdings GP Ltd.

100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.

100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
            99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)

100.0% - Great-West US RE Holdings, Inc.

100.0% - CL Burlingame, LLC

10.0% - PGEW Burlingame, LLC

100.0% - EW PG – Airport Owner, LLC

100.0% - CL 25 North LLC

10.0% - 25 North Investors, LLC

100.0% - 25 North Investors SPE1, LLC
100.0% - 25 North Investors SPE3, LLC
100.0% - 25 North Investors SPE4-9, LLC

100.0% - Great-West US RE Acquisition, LLC

100.0% - EW GP Fund I LLC

100.0% - CL EVOX LLC

10.0% - EVOX Holdings LLC

100.0% - EVOX Holdings II LLC

100.0% - EVOX NJ Edison 65 LLC

100.0% - EVOX TRS LLC

100.0% - EVOX TN Smyrna 2699 LLC

100.0% - EVOX TX Sugar Land 12510 LLC

100.0% - EVOX OR Hillsboro 3550 LLC

100.0% - EVOX CA Oceanside 4665 LLC

100.0% - EVOX CA Fremont 43990 LLC

100.0% - EVOX AZ Chandler 800 LLC

100.0% - EVOX AZ Chandler Airpark LLC

100.0% - EVOX CO Centennial LLC
            99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
              77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)

100.0% - Great-West US Direct Residential Holdings Inc.

100.0% - GWL Direct 425 Trade LLC

100.0% - GWL Direct 4471 + 4433 42nd LLC

100.0% - GWL Direct 32 Cambridge LLC

100.0% - Great-West US Direct RE Holdings Inc.

100.0% - GWL Direct 650 Almanor LLC

100.0% - GWL Direct 345 Cessna LLC

100.0% - GWL Direct 1925 Grove LLC

100.0% - CL GFP LLC

10.0% - GFP CL Holdings LLC

100.0% - GFP CL Maspeth 55-30, LLC

100.0% - GWL Direct 1 Bulfinch Place LLC

100.0% - Great-West US Direct RE Acquisition LLC

100.0% - GWL Direct 851 SW 34th LLC

100.0% - GWL Direct 12100 Rivera LLC

100.0% - GWL Direct 3209 Lionshead LLC

100.0% - GWL Direct 18701-18901 38th LLC

100.0% - GWL Direct 12900 Airport LLC

100.0% - GWL Direct 25200 Commercentre LLC

100.0% - GWL Direct 351-353 Maple LLC

100.0% - GWL Direct 260 Ace-5725 Amelia LLC

100.0% - GWL Direct 9485 Hwy 42 LLC

100.0% - GWL Direct Moonachie LLC

100.0% - GWL Direct 4785 Fulton LLC

100.0% - GWL Direct 7410 + 7419 Roosevelt LLC

100.0% - GWL Direct 11077 Rush LLC

  96.0% - CL ACP Nassau, LLC

100.0% - EW Direct 1Nassau LLC
90.0% - CDN US Direct RE Holdings Ltd. (10% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
100.0% - GWL U.S. Property Fund LP LLC
100.0% - GWLRA GP LLC

100.0% - GWL Plus GP LLC

100.0% - GWL Plus II GP LLC

100.0% - GWL GP LLC

100.0% - GWL RES GP LLC

  0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)

  0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
 100.0% - GWL Realty Advisors Residential Inc.
                                              100.0% - 2278372 Ontario Inc.
     100.0% - 100039744 Ontario Inc.
              87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)

              80.0% - 1385456 B.C. Ltd. (20% owned by The Canada Life Insurance Company of Canada)
100.0% - 200 Graham Ltd.
  100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
100.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
                              50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
                            100.0% - Canada Life Securities Ltd.
100.0% - ClaimSecure Inc.
100.0% - 2020917 Alberta Ltd.
                             77.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc.)
                             84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
                             70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
100.0% - The Walmer Road Limited Partnership
100.0% - Laurier House Apartments Limited
100.0% - Marine Promenade Properties Inc.
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
     0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
100.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - CLUS CDN-GP Co.

            0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.

100.0% - CLUS Mgmt Holdings Inc.

            100.0% - GW Property Services, LLC

100.0% - RMA Realty Holdings Corporation Ltd.
100.0%
1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware)

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))

99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
97.44% - RMA Real Estate LP (2.56% owned by RA Real Estate Inc.)

100.0% - RMA Properties Ltd.

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.
100.0% - Trop Beau Developments Limited
            100.0% - RA SPE 599 Holdings Inc.

100.0% - RA SPE 599 Inc.
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
                              87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)
  62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
                              100.0% - Saskatoon West Shopping Centres Limited
                              87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
                              87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
                              87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.02% - 7420928 Manitoba Limited Partnership (96.426% owned by The Canada Life Assurance Company and 3.57% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.

100.0% - 1338988 B.C. Ltd.

100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.

100.0% - 1319399 Ontario Inc.

100.0% - 13369901 Canada Inc.
100.0% - 4298098 Canada Inc.
100.0% - 389288 B.C. Ltd.

100.0% - Quadrus Investment Services Ltd.

 88.0% - Neighborhood Dental Services Ltd.
                                               100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
100.0% - 185 Enfield GP Inc.

    0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)

99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
100.0% - 320 McRae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)

99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)

100.0% - 11658735 Canada Inc.
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - Continuum Financial Centres Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.

100.0% - TORCE Investment Management Inc..

100.0% - Canada Life Capital Corporation, Inc.

100% - GLC Reinsurance Corporation
100.0% - Canada Life International Holdings Limited

100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation

100.0% - Canada Life International Services Limited

100.0% - Canada Life International Limited

100.0% - CLI Institutional Limited

100.0% - The Canada Life Group (U.K.) Limited

80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)

100.0% - Canada Life Irish Holding Company Limited

24.625% - Bob TopCo GMbH (9.85% owned by JDC Group AG)

100.0% - Box MidCo 1 GMbh

100.0% - Box Midco 2 GMbh

100.0% - Box Midco 3 GMbh

26.9% - JDC Group AG

9.85% - Bob TopCo GMbH (24.625% owned by Canada Life Irish Holding Company Limited)

  75.1% - BB-Wertpapier-Verwaltungsgesellschaft mbH

100.0% - Jung, DMS & Cie.AG

100.0% - Jung, DMS & Cie.Pro GmbH

100.0% - Morgen & Morgen GmbH

100.0% - Jung, DMS & Cie.Pool GmbH

100.0% - JDC Geld,de GmbH

100.0% - JDC plus GmbH

100.0% - JDC B-LAB GmbH

100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)

100.0% - FINUM.Finanzhause AG

100.0% - FINUM.Pension Consulting GmbH

100.0% - FINUM.Private Finance AG

100.0% - FVV – GmbH

100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)

100.0% - FINUM.Private Finance AG

100.0% - Jung, DMS & Cie. GmbH

  51.0% - Jupoo finance GmbH

100.0% - CL Abbey Limited

20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)

100.0% - Canada Life Re Ireland dac

100.0% - Canada Life Dublin dac

50.0% - AIBJV Holdings Limited

100.0% - AIBJV dac

100.0% - Canada Life Group Services Limited

100.0% - Canada Life Europe Investment Limited

100.0% - Canada Life Europe Management Services Limited

21.33% - Canada Life Assurance Europe Limited
(78.67% owned by Canada Life Europe Investment Limited)

78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)

100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
100.0% - ILIM European Real Estate Fund General Partner SARL
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited

100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited

100.0% - Canada Life Trustee Services (U.K.) Limited

100.0% - CLFIS (U.K.) Limited

100.0% - Canada Life UK Staff Pension Trustee Limited

100.0% - MGM Advantage Holdings Limited

100.0% - Stonehaven UK Limited

100.0% - MGM Advantage Services Limited

100.0% - Canada Life Platform Limited

100.0% - Canada Life SIPP Trustee Limited

100.0% - Canada Life Platform Nominee Limited

100.0% - Canada Life Limited

14.0% - Harbourside Leisure Management Company Limited

28.0% - Springvale Management Company Limited

11.0% - St. Paul’s Place Management Company Limited

26.0% - ETC Hobley Drive Management Company Limited

100.0% - Synergy Sunrise (Wellington Row) Limited

  76.0% - Radial Park Management Limited

100.0% - Canada Life (U.K.) Limited

100.0% - Canada Life Fund Managers (U.K.) Limited

100.0% - Canada Life Group Services (U.K.) Limited

100.0% - Canada Life Home Finance Trustee Limited

100.0% - Canada Life Irish Operations Limited

100.0% - Canada Life Ireland Holdings Limited.

100.0% - Irish Life Group Limited

100.0% - Irish Life Ark Life Dublin dac

100.0% - ILHAWK Limited

  50.0% - Vigo Health Limited
100.0% - ILGWM Limited

100.0% - Clearview Investments & Pensions Limited

90.0% - Harvest Trustee Limited

90.0% - Harvest Financial Services Limited

100.0% - Irish Life Health dac
100.0% - Irish Life Wellbeing Limited

100.0% - Irish Life Group Services Limited

100.0% - Irish Life Financial Services Ltd.

46.74% - Multiply.AI

  49.0% - Affinity First Limited (51.0% interest unknown)

100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited

                100.0% - Cornmarket Civil and Public Sector Mastertrust dac
                                                                                                                                                              100.0% - Cornmarket Insurance Services Limited

100.0% EIS Financial Services Limited

100.0% - Irish Life Associate Holdings Unlimited Company

100.0% - Irish Life Irish Holdings Unlimited Company

75.0% - 1939 ILIV Consulting Limited

100.0% - ILGAPT Limited

100.0% APT Workplace Pension Ltd.

100.0% APT Wealth Management Ltd.

100.0% APTFS Nominees Ltd.

100.0% - Invesco Limited

100.0% - City Life Limited

100.0% - ILP Pension Trustees DAC

100.0% - Invesco Trustee AC

100.0% - Acumen & Trust Pension Trustees dac

100.0% - ILP Master Trustee dac

100.0% - BCRM Financial Holdings (Ireland) dac

100.0% - Acumen & Trust dac

100.0% - Irish Life Trustee Services Limited
100.0% - Irish Life Assurance plc.

100.0% - Ilona Financial Group, Inc.

100.0% - Stephen Court Limited

100.0% - (2,3&4) Basement Company Limited

66.66% - City Gate Park Administration Limited

   50.0% - Dakline Company Ltd.

   50.0% - Earlsfort Centre (Atrium) Limited

52.8% - Platform Capital Holdings Limited

100.0% - Conexim Advisors Limited

100.0% - London Life and Casualty Reinsurance Corporation
        100.0% - Trabaja Reinsurance Company Ltd.
        100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation

100.0% - 4073649 Canada, Inc.

100.0% - CL Luxembourg Capital Management S.á.r.l.

45.0% - Wealthsimple Europe S.á.r.l.

100.0% - Wealthsimple UK Ltd.

100.0% - Wealthsimple Germany GmbH

100.0% - Canada Life Finance (U.K.) Limited

100.0% - 8478163 Canada Limited

100.0% - Canada Life Capital Bermuda Limited

100.0% - 9983813 Canada Inc.

100.0% - Canada Life Capital Bermuda III Limited

100.0% - Canada Life Capital Bermuda II Limited

   77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)

100.0% - CL 22 Chapel GP Inc.

0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)

100.0% - CL Eastlake GP Inc.

0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)

100.0% - CL Lago GP Inc.

0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)

100.0% - CL 2505 Bruckner GP Inc.

0.001% - CL 2505 Bruckner LP (99.99% owned by The Canada Life Assurance Company)

99.99% - CL 2505 Bruckner LP (0.001% owned by CL 2505 Bruckner Inc.)

100.0% - The Canada Life Insurance Company of Canada
3.57%- 7420928 Manitoba Limited Partnership (96.42% limited partner interest held by The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.02% interest)

100.0% - 6855572 Manitoba Ltd.
                    100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)

60.0% -Neil & Associates (2006) Inc.

100.0% - Neil & Associates 2017 Inc.

100.0% - Rubbix Risk & Wealth Management Inc.

51.0% - Capcorp Financial Corporation
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
                                                                12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
                                                                12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
                                                                12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
                                                                12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
                                                                12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
 12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
 20.0% - 1385456 B.C. Ltd. (80.0% owned by The Canada Life Assurance Company)

58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)

100.0% - GWL THL Private Equity II Inc.

16.0% - 2148902 Alberta Ltd. (85% by The Canada Life Assurance Company)

30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)

100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

100.0% - CL Capital Management (Canada), Inc.

100.0% - Canada Life Mortgage Services Ltd.

 11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)

100.0% - T.H. Lee Interests

100.0% - Canada Life Capital Trust

100.0% - Canada Life Investment Management Ltd.

D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
               100.0% - Power Financial Corporation
                   62.243% - IGM Financial Inc. (direct and indirect 66.114%)

100.0% - Investors Group Inc.

100.0% - Investors Group Financial Services Inc.

100.0% - 11249142 Canada Inc.

100.0% - Investors Group Trust Co. Ltd.

100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited

100.0% - Investors Group Securities Inc.

100.0% - I.G. Investment Management, Ltd.

100.0% - Investors Group Corporate Class Inc.

100.0% - Investors Syndicate Property Corp.

100.0% - 0992480 B.C. Ltd.

100.0% - 1081605 B.C. Ltd.

.
100.0% - 11263552 Canada Inc.

100.0% - 1000054111 Ontario Inc.

 100.0% - Mackenzie Inc.

100.0% - Mackenzie Financial Corporation

100.0% - Mackenzie Investments Europe Limited

100.0% - Mackenzie Investments Asia Limited

100.0% - Mackenzie Together Charitable Foundation

  14.28% - Strategic Charitable Giving Foundation

100.0% - MMLP GP Inc.

100.0% - Mackenzie Investments Corporation

  13.9% - China Asset Management Co., Ltd.
  80.0% - 11249185 Canada Inc.
100.0% - Armstrong LP

49.9% - Northleaf Capital Group Ltd.

100% - Northleaf Capital Partners Ltd.

100% - Northleaf PPP GP Ltd.

100% - Northleaf Secondary Partners III GP Ltd.

100% - Northleaf SH288 GP Ltd.

  49% - Northleaf NCO (US) GP Ltd.

100% - Northleaf Capital Partners US GP LLC

  49% - NICP IV GP Ltd.

100% - Northleaf Geothermal Holdings (Canada) GP Ltd.

  49% - Northleaf Venture Catalyst Fund III GP Ltd.

  49% - Northleaf Private Credit III GP Ltd.

  49% - NSPC-L Holdings II GP Ltd.

  49% - Northleaf Private Equity VII GP Ltd.

100% - Northleaf Crescendo Holdings GP LLC

100% - Northleaf Small Cell GP Ltd.

100% - NCP Terminals GP Ltd.

100% - Northleaf NICP III GP LLC

100% - Northleaf Music Copyright Ventures GP Ltd.

  49% - NEIF GP Ltd.

100% Northleaf Strategic Capital GP Ltd.

100% - NCP NWP US GP Ltd.

  49% - Northleaf NICP III GP Ltd.

100% - NCP US Terminals GP LLC

  49% - NPCO GP Ltd.

  49% - Northleaf LPF Private Credit Holdings GP Ltd.

  49% - NPC II Holdings GP Ltd.

100% - NCP Canadian Breaks GP LLC

100% - Northleaf Vault Holdings GP Ltd.

100% - NSPC-L GPC Ltd.

100% - NCP CSV Holdings GP Ltd.

                100% - Northleaf Capital Advisors Ltd.

                100% - Northleaf Trustees Limited

100% - Northleaf NVCF Holdings Ltd.

100% - Northleaf PE GP Ltd.

100% - Northleaf 2013-2014 Holdings Ltd.

  49% - Northleaf Growth Fund GP Ltd.

100% - NCP 2015 Canadian Holdings Ltd.

100% - Northleaf Capital Partners (Canada) Ltd.

100% - Northleaf Class C Sub Holdings Ltd.

100% - Northleaf Capital Partners Japan KK

100% - Northleaf Capital Partners (Australia) Pty Ltd.

100% - Northleaf Capital Partners (UK) Limited

  49% - Northleaf NICP II GP Ltd.

100% -Northleaf Class C Holdings GP Ltd.

100% - Northleaf Capital Partners (USA) Inc.

100% - Annex Fund GP Ltd.

100% - Northleaf Capital Partners GP Ltd.

100% - SW Holdings GP Ltd.

100% - NICP IV GP LLC

100% - Northleaf NICP III Canadian Class C Holdings Ltd.

100% - Northleaf Millennium Holdings (US) GP Ltd.

100% - Northleaf Millennium Holdings (Canada) GP Ltd.

100% - Northleaf 1608 II Holdings Ltd.

100% - Northleaf NVCF II Holdings Ltd.

100% - Northleaf 2017-2018 PE Holdings Ltd.

100% - Northleaf 1855 Holdings Ltd.

  49% - Northleaf Star Holdings GP Ltd.

100% - Northleaf Star GPC Ltd.

  49% - Northleaf Private Credit GP Ltd.

100% - NPC GPC Ltd.

100% - Northleaf NPC I Holdings Ltd.

100% - Northleaf Lal Lal Holdings GP Ltd.

100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.

100% - NPC II GPC Ltd.

100% - NSPC GPC Ltd.

  49% - NSPC GP Ltd.

  49% - NSPC-L GP Ltd.

  49% - NSPC-L Holdings GP Ltd.

  49% - NPC I Holdings GP Ltd.

  49% - Northleaf Private Credit II GP Ltd.

  49% - Northleaf NCO GP Ltd.

100% - Northleaf NICP III Holdings Ltd.

100% - Northleaf CFOF Class C 2019 Ltd.

100% - Northleaf 010 II Holdings Ltd.

100% - NSPC International GP Ltd.

100% - NSPC-L International GP Ltd.

100% - Northleaf NCO Holdings Ltd.

100% - Northleaf NPE VIII Holdings Ltd.

100% - Northleaf NSP III Holdings Ltd.

63.17% - Northleaf Capital Holdings Ltd.

100% - Northleaf PE Holdings GP Ltd.

100% - Northleaf Capital Partners GP II Ltd.

49% - Northleaf NICP II Holdings GP Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Mackenzie GP Inc.

 95.22% - Investment Planning Counsel Inc.

100.0% - IPC Investment Corporation

100.0% - IPC Estate Services Inc.

100.0% - IPC Securities Corporation

100.0% - Counsel Portfolio Services Inc.

100.0% - Counsel Portfolio Corporation

18.54% - Portag3 Ventures LP

19.82% - Springboard LP
55.23% - Springboard LP

56.50% - WealthSimple Financial Corp. (54.28% equity)

29.33% - Springboard II LP

33.3% - Portag3 Ventures II Affiliates LP

31.97% - Portag3 ventures II LP

5.95% - Portage Ventures III LP

14.60% - Conquest Planning Inc.

E.
Pargesa SA Group of Companies (European investments)

Power Corporation of Canada
         100.0% - Power Financial Corporation
             100.0% - Power Financial Europe SA

50.0% - Parjointco SA

100.0% - Pargesa SA
 44.0% Groupe Bruxelles Lambert (29.8% in capital)
    2.4% - Groupe Bruxelles Lambert (3.2% in capital)
   0.9% - Umicore SA
  19.8% - Ontex NV
  11.4% - Pernod Ricard SA (6.9% in capital)

  96.5% - FINPAR II SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.1% - Ontex NV

   90.2% - FINPAR III SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

   94.4% - FINPAR IV SA

0.1% - Groupe Bruxelles Lambert (0.1% in capital)

0.1% - Imerys

   94.9% - FINPAR V SRL

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.3% - Marnix Lux SA

  95.0% - FINPAR VI SRL

0.2% - Groupe Bruxelles Lambert (0.1% in capital)

0.3% - Marnix Lux SA

  98.6% - FINPAR VII SRL

0.7% - Groupe Bruxelles Lambert (0.4% in capital)

4.9% - GfG Topco S.a.r.l.

  99.0% - FINPAR VIII SRL

1.0% - Groupe Bruxelles Lambert (0.8% in capital)

4.0% - Sofia Capital S.à r.l.

    1.2% - Sagerpar SA

100.0% - Belgian Securities BV

68.1% - Imerys (54.6% in capital)

  100.0% - Brussels Securities SA

100.0% - LTI Two SA

0.1% - Groupe Bruxelles Lambert

0.1% - Umicore SA

100.0% - URDAC SA

0.1% - Groupe Bruxelles Lambert

 98.8% - Sagerpar SA

3.7% - Groupe Bruxelles Lambert (2.9% in capital)

100.0% - GBL O

100.0% - GBL Advisors Limited

5.4% - FINPAR III SA

100.0% - GBL Development Limited

100.0% - RPCE Consulting SAS

100.0% - GBL Verwaltung SA

100.0% - GBL Investments Limited

100.0% - GBL Energy S.á.r.l.

100.0% - Serena S.á.r.l.

  19.1% - SGS

100.0% - Eliott Capital S.á.r.l.

100.0% - Sienna Investment Managers S.A

100.0% - Sienna Capital Management SA

100.0% - Sienna Capital London Ltd.

100.0% - Sienna Real Estate Solutions S.à.r.l.

89.4% - Sienna Real Estate Partner JV Netherlands BV

100.0% - Sienna Multistrategy Opportunities GP S. à .r.l.

2.0% - Sienna Multistrategy Opportunities Carry SCSp

0.1% - Sienna Multistrategy Opportunities Fund SCSp

  50.0% - Avanti Acquisition GP S. à .r.l

66.6% - Sienna Gestion (ex-MHGA)

  87.5% - Sienna 2A SAS

100.0% - Sienna AM France (ex-Acofi)

49.0% - NEFTYS

    0.1% - SPC Partners SAS

6.2% - Sienna 2A SAS

  75.0% - Sienna Private Equity SAS

100.0% - Sienna PE Invest GP S.à.r.l.

100.0% - Sienna Venture Capital SAS

100.0% - Sienna Venture Capital GP S.à.r.l.

100.0% - Sienna Capital Invest GP S.à.r.l.

100.0% - Sienna Capital Invest SCSp

31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF

16.8% - Kartesia Credit Opportunities IV SCS

  0.4% - Sagard II A FPCI

74.7% - Sagard II B FPCI

26.4% - Sagard 3 FPCI

19.2% - Sagard 4A FPCI/Sagard 4B FIPS

21.6% - Sagard NewGen FPCI

32.4% - Sagard Santé Animale FPCI

63.7% - Sagard Testing FPCI

92.6% - Sagard Business Intelligence FPCI

23.2% - PrimeStone Capital Fund ICAV

48.6% - Backed 1 LP

  9.6% - Backed 1 Founder LP

                58.3% - Backed Encore 1 LP

10.0% - Backed Encore 1 Founder LP

                40.0% - Backed 2 LP

10.0% - Backed 2 Founder LP

 38.7% - Marcho Partners Feeder Fund ICAV

 1.7% - Marcho Partners Long Feeder Fund ICAV

 15.4% - Matador Coinvestment SCSp

 27.0% - C2 Capital Global Export-to-China Fund, L.P.

10.3% - Globality, Inc.

  20.3% - HCM IV, L.P.

  28.6% - HCM V, L.P.

  15.8% - EP Sienna IM Broken Core Office Fund

  49.3% - HCM S3C LP (AKA Commure)

  17.0% - Innovius Capital Fund I, L.P.

  14.2% - 468 Capital II GmbH & Co. KG

  56.3% - HCM S11A, LP (aka Transcarent)

  13.8% - Stripes VI (A), L.P.

  99.9% - Sienna Rendement Avenir IV

  21.0% - Predirec ABL-3 (Part B)

  10.0% - EC IV Invest SA

100.0% - Sienna Capital US LLC

14.4% - Pat McGrath Cosmetics LLC

98.0% - Sienna Multistrategy Opportunities Carry SCSp

99.9% - Sienna Multistrategy Opportunities Fund SCSp

100.0% - SM Opportunities Master S.a.r.l.

19.1% - Sienna Euclide S.A.

21.9% - Eight Partners SAS

20.0% - Sienna Landlife S.A.

                                35.1% - Landlife Holdings S.a.r.l.

100.0% - Sienna Capital Participations S.á.r.l

10.8% - Sagard FCPR

50.0% - Ergon Capital Partners SA

50.0% - Ergon Capital Partners II SA

89.9% - Ergon Capital Partners III SA

34.4% - Ergon Capital Partners IV, SCSp

15.9% - Ergon Opseo Long Term Value Fund SCSp

17.2% - Ergon SVT Long Term Value Fund SCSp

15.1% - Merieux Participations SAS

34.3% - Merieux Participations 2 SAS

34.9% - KKR Sigma Co-Invest II L.P.

3.6% - StreetTeam Software Limited (DBA as Pollen)

80.9% - Sienna Euclide S.A.

80.0% - Sienna Landlife S.A.

100.0% - Sienna Capital Co-Invest Master S.a.r.l

29.2% - StreetTeam Software Limited (DBA as Pollen)

  2.4% - GFG Capital S.a.r.l.

50.0% - Avanti Acquisition SCSp

20.0% - Avanti Acquisition Corp.

100.0% - GBL Finance S.á.r.l

100.0% - Miles Capital S.á.r.l

23.1% - Piolin II S.á.r.l

100.0% - Piolin Bidco SAU

100.0% - Oliver Capital S.á.r.l

100.0% - Theo Capital S.á.r.l

100.0% - Owen Capital S.á.r.l

  95.1% - GfG Topco S.á.r.l

  88.1% - GfG Capital S.á.r.l

53.3% - Go-For-Gold Holding GmbH

100.0% - Canyon Bicycles GmbH

  50.0% - GoForGold Verwaltungs GmbH

28.5% - GoForGold Coinvest CmbH & Co KG

4..4% - GoForGold Holding GmbH

100.0% - Arthur Capital S.a.r.l.

15.0% - Umicore SA

100.0% - Jade Capital S.a.r.l.

    3.5% - FINPAR II SA

    4.4% - FINPAR III SA

    5.6% - FINPAR IV SA

    5.1% - FINPAR V SA

    5.0% - FINPAR VI SA

    1.4% - FINPAR VII SA

    1.0% - FINPAR VIII SA

100.0% - Vancouver Capital S.á.r.l
16.3% - Stan Holding SAS

99.1% - Voodoo SAS
100.0% - Celeste GP S.à r.l.
0.0% - Celeste ManCo S.C.Sp
100.0% - Celeste Capital S.á.r.l (previously Altitude Holdco S.à r.l)

100.0% - Celeste InvestCo S.A.

17.8% Celeste ManCo S.C. Sp.

                 0.5% Celeste TopCo S.A.

99.5% - Celeste TopCo S.A.

100.0% - Celeste Midco 1 B.V.

100.0% - Celeste Midco 2 B.V.

100.0% - Celeste Midco 3 B.V.

100.0% - Celeste Bidco B.V.

100.0% - White Mountain S.A.

100.0% - Black Mountain S.à r.l.

100.0% - Affidea Group B.V

96.0% - Sofia Capital S.à r.l.

99.7% - Sofia InvestCo S.A.

100.0% - Sofia GP GmbH

49.5% - Sofia One GmbH & Co. KG

0.6% - Sofia MasterCo S.A.

83.8% - Sofia MasterCo S.A.

100.0% - Sofia TopCo S.à r.l.

100.0% - Sofia HoldCo S.à r.l.

100.0% - Sofia MidCo S.à r.l.

100.0% - Sofia Bidco S.á.r.l.

100.0% - Sanoptis Sarl
100.0% - Sapiens S.á.r.l

61.0% – Marnix Lux SA

100.0% - Marnix French ParentCo SAS

100.0% - Marnix French TopCo SAS

100.0% - Marnix SAS

100.0% - Wowholdco SAS

100.0% - Webhelp SAS

F.
Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
    0.1% - Power Pacific Equities Limited

99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

  13.9% - China Asset Management Limited

G.
Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.

100.0% - SVRE Management Inc.
100.0% - 3121011 Canada Inc.
100.0% - Power Communications Inc.
100.0% - Power Corporation International
100.0% - Power Corporation of Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee

100.0% Gestion Gesca Inc.

100.0% - Gesca Numerique Inc.

100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
50.0% - 1004096 Canada Inc. (“workopolis”) (in liquidation)
100.0% - Power Sustainable Capital Inc.
100.0% - Power Sustainable Manager Inc.

100.0% - Power Sustainable China Corporation Ltd.
100.0% - Power Sustainable Lios Inc.
100.0% - Power Sustainable Lios GP I Inc.
100.0% - Lios Fund I LP

100.0% - PSL Investments Fund I LP

100.0% - Power Sustainable Manager US, Inc.

100.0% - Power Sustainable Infrastructure Credit Manager, LLC

100.0% - Power Sustainable Energy Infrastructure Inc.

100.0% - PSEIP US GP Inc.

100.0% - Power Sustainable Energy Infrastructure US Fund I LP

100.0% - Potentia Renewables US Holdings LLC

100.0% - Potentia US Battery Storage Holdings, LLC

100.0% - IEP Tejas Verde, LLC

100.0% - PR Land Holdings, LLC

100.0% - PR Development LLC

100.0% - Banjo Solar Holdings Corp.

  49.0% - Kamaole Solar Holdings, LLC

  49.0% - Kamaole Solar, LLC

100.0% - PR Operating LLC

100.0% - Potentia MN Solar Fund 1 Managing Member, LLC

64.0% - Potentia MN Solar Fund I, LLC

100.0% - Minnesota Solar CSG 1, LLC

100.0% - Minnesota Solar CSG 4, LLC

100.0% - Minnesota Solar CSG 8, LLC

100.0% - Minnesota Solar CSG 9, LLC

100.0% - Power Sustainable Energy Infrastructure US Fund II LP

100.0% - Nautilus US Power Holdco, LLC

100.0% - PSEIP US Feeder Fund I LP

100.0% - Power Sustainable Energy Infrastructure Canada I Inc.

100.0% - PSEIP Canada GP Inc.

100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP

100.0% - Potentia Renewables Canada Holdings GP Inc.

100.0% - Potentia Renewables Canada Holdings LP

100.0% - Stirling Wind Project II Ltd.

100.0% - Stirling Wind Project II LP

100.0% - PR WS Sponsor LP

100.0% - Stirling Wind Project Ltd.

100.0% - Stirling Wind Project LP

100.0% - Wheatland Wind Project Ltd.

100.0% - Wheatland Wind Project LP

100.0% - 2866075 Ontario Inc.

100.0% - Oxley Wind Farm Inc.

100.0% - Ellershouse 3 GP Inc.

100.0% - Ellershouse 3 Wind Limited Partnership

100.0% - Panuke Lake GP Inc.

100.0% - Panuke Lake Wind GP Inc.
100.0% - Golden South Wind GP Inc
100.0% - Golden South Wind LP

100.0% - PR Canada Land Holdings GP Inc.

100.0% - PR Canada Land Holdings Limited Partnership

75.0% - Paintearth Wind Project Ltd.

 75.0% - Paintearth Wind Project LP

100.0% - 5979359 Manitoba Ltd.

100.0% - 5956162 Manitoba Ltd.

100.0% - 5529442 Manitoba Ltd.

100.0% - Sequoia Loch Lomond Solar Energy LP

  50.0% - Loch Lomond Wind Energy LP

  50.0% - Sequoia Renewable Energy System LP

100.0% - Sequoia Energy US Inc.
100.0% - Potentia Renewables 15 GP Inc.

100.0% - Potentia Renewables 15 Limited Partnership

100% - PRI Wind GP Trust

100.0% - PRI Wind LP

50.0% Affinity Wind GP Inc.

100.0% - PRI Solar GP Trust

100.0% - PRI RT Solar LP

100.0% - PRI Industrial Solar (GP) Inc.

84.90% - PRI Industrial Solar LP

100.0% - Potentia Renewabes 16 GP Inc.

100.0% - Potentia Renewables 16 Limited Partnership

100.0% - PRI Solar Gardens Nominee Inc.

100.0% - PRI Solar Gardens GP Trust

100.0% - PRI Solar Gardens LP

100.0% - Potentia Renewables 17 GP Inc.

100.0% - Potentia Renewables 17 Limited Partnership

100.0% - SunE Newboro 4 LP

100.0% - SunE Welland Ridge LP

  50.0% - SunE Sky Erie Ridge LP

  75.0% - Truro Heights Wind LP

  75.0% - Pockwock Wind LP

100.0% - PR Development GP Inc.

100.0% - PR Development Limited Partnership

100.0% - Potentia Reneawables 18 GP Inc.

100.0% - Potentia Renewables 18 Limited Partnership

100.0% - BrightRoof IP Ltd.

100/0% - BrightRoof GP Inc.

99.0% - BrightRoof II GP Inc.

100.0% - BrightRoof Solar Limited Partnership

49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership

49.0% - JCM Solar G.P.1 Ltd.

49.0% - Maxim Solar Power Corporation

49.9% - Tendors GP 1 Ltd.

40.9% - GSC RP 1 LP

49.9% - GSC RP 5 LP

49.9% - GSC 6 LP

100.0% - Potentia Renewables 19 Inc.

100.000% Potential Renewables 19 Limited Partnership

100.0% - 2886075 Ontario Inc.

100.0% - PSEIP Canada Feeder Fund I LP

100.0% - Power Sustainable Energy Infrastructure US I Inc.

                                                                               100.0% - PESIP Canada Feeder Fund II LP

100.0% Power Sustainable Energy Infrastructure US II Inc.

100.0% - PSEIP Carry Canada GP Inc.

100.0% - PSEIP Carry Canada LP

100.0% - PSEIP Carry Holding LP

100.0% - PSEIP Carry Holding US LP

100.0% - PSEIP Carry US Inc.

100.0% - PSEIP Carry US GP Inc.

100.0% - PSEIP Carry US LP

100.0% - PSEIP Carry Canada ULC

100.0% - Power Sustainable Investment Management Inc.

100.0% - Power Sustainable China A-Shares Core Strategy GP Inc.

100.0% - Power Sustainable China A-Shares Core Strategy LP

100.0% - Power Pacific Investment Management (Ireland) Limited

100.0% - Power Sustainable China A-Shares Core Strategy (US) GP LLC

100.0% - Power Sustainable China A-Shares Core Strategy (US) Fund LP

100.0% - Power Sustainable (Shanghai) Investment Management Co., Ltd.

100.00% - Power Sustainable Infrastructure UK Credit Manager Ltd.
   3.90% - Bellus Health Inc.
   25.0% (voting) - 9314-0093 Québec Inc.
100.0% - Power Energy Corporation

100.0% - Potentia Renewables Inc.

100.0% - PR International Holdings Corp.

  35.0% - Power Sustainable Energy Infrastructure US Fund I LP

75.0% - Stirling Renewable Energry Limited Partnership
100.0% - Jenner Sponsor LP

100.0% - Jenner 1 Limited Partnership

100.0% - Jenner 2 Limited Partnership

100.0% - Jenner 3 Limited Partnership

 100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp

100.0% - Musselshell Wind Holdings, LLC

100.0% - Musselshell Wind Project, LLC

100.0% - Musselshell Wind Project Two, LLC

100.0% - Potentia Solar Holdings II Limited Partnership

100.0% Potentia Solar Holdings Limited Partnership

100.0% - Schooltop Solar Limited Partnership

100.0% - TSPS (Portfolio 1) Limited Partnership

100.0% - TSPS (Portfolio 2) Limited Partnership

85.0% - Reliant First Nation Limited Partnership

100.0% - PSI Solar Finance 1 Limited Partnership

100.0% - MOM Solar Limited Partnership

100.0% - MOM Guarantor Limited Partnership

100.0% - MOM V Limited Partnership

100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership

100.0% - OSPS (002273 – 3673 McBean) Limited Partnership

100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership

100.0% - Potentia Solar 5 Limited Partnership

100.0% - Potentia Solar 6 Limited Partnership

100.0% - Potentia Solar 7 Limited Partnership

100.0% - Potentia Solar 9 Limited Partnership

100.0% - Potentia Solar 10 Limited Partnership

100.0% - Potentia Solar 11 Limited Partnership

100.0% - Potentia Solar 12 Limited Partnership
100.0% - Potentia Solar 14 Limited Partnership

100.0% - PSI Construction Agent 2 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership
100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - PSI Finance 13 Limited Partnership
100.0% - Reliant First Nation GP Inc.
100.0% - Reliant (No. 1) Solar Holdings Inc.
100.0% - Metasolar Consultants Inc.
100.0% - Potentia Energy Limited Partnership

100.0% - Potentia Solar Holdings GP Inc.

100.0% - PRI Construction Agent 2 GP Inc.

100.0% - PRI Construction Agent 4 GP Inc.

100.0% - PRI Consulting GP Inc.

100.0% - PSI Solar Finance (FIT 4) GP Inc.

100.0% - Potentia Solar 9 GP Inc.

100.0% - Potentia Solar 10 GP Inc.

100.0% - Potentia Solar 11 GP Inc.

100.0% - Potentia Solar 12 GP Inc.

100.0% - PSI Finance 13 GP Inc.

100.0% - Potentia Energy GP Inc.

100.0% - PSI Solar Finance 1 GP Inc.

100.0% - 2323953 Ontario Inc.

100.0% - MOM Guarantor GP Inc.

100.0% - MOM Solar GP Inc.

100.0% - PSI Solar Finance 5 GP Inc.

100.0% - Potentia Solar 5 GP Inc.

100.0%  - Potentia Solar 6 GP Inc.

100.0% - Potentia Solar 7 GP Inc.

100.0% - MSPC V General Partner Inc.

100.0% - PSI Solar Finance 14 GP Inc.

100.0% - Potentia Solar 14 GP Inc.

100.0% - AS GP Inc.

100.0% - TSPS (Portfolio 1) GP Inc.

100.0% - TSPS (Portfolio 2) GP Inc..

100.0% - PSI Construction Agent 4 GP Inc.

100.0% - Solarize Holdings GP Inc.

100.0% - Solarize Services GP Inc.

100.0% - GS 2013 GP Inc.

100.0% - SE 2011 GP Inc.

100.0% - QS1 2012 GP Inc.

100.0% - QS4 2012 GP Inc.

100.0% - QS15 2012 GP Inc.

100.0% - SE 2012 GP Inc.

100.0% - SE2 2013 GP Inc.

100.0% - SE5 2013 GP Inc.

100.0% - SE9 2013 GP Inc.

100.0% - Solarize Financial 2015 GP Inc.

100.0% - Solexica Energy GP5 Inc.

100.0% - ME3 2012 GP Inc.

100.0% - ME10 2012 GP Inc.

100.0% - ME11 2012 GP Inc.

100.0% - Solarize Holdings LP

100.0% - Solarize Services LP

100.0% - SE 2011 LP

100.0% - GS 2013 LP

100.0% - SE7 2013 GP Inc.

49.98% - QS1 2012 LP

49.985% - QS4 2012 LP

49.985% - QS15 2012 LP

49.99% - SE 2012 LP

49.99% - SE2 2013 LP

49.99% - SE 5 2013 LP

40.0% -
SE7 2013 LP

80.0% -
SE9 2013 LP

100.0% -
Solarize Financial 2015 LP

49.99%-
ME3 2012 LP

42.5% -
ME10 2012 LP (42.5% Potentia Reneables Inc.)

49.99% -
ME11 2012 LP

99.99% -
Solexica Energy LP

85.0% - Solexica Solar Brampton GP
100.0% - Potentia Renewable Developments, LLC
100.0% - Potentia NB GP Inc.

100.0% - Potentia NB LP

  50.0% - Pokeshaw Windfarm Limited Partnership

100.0% - Power Energy Corporation US

100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - Nautilus Community Solar, LLC
100.0% - Nautilus Seller 2020
100.0% - ISM Solar Cranston

100.0% - Clifton Park Solar 1, LLC

100.0% - Clifton Park Solar 2, LLC

100.0% - Hamlin Solar 1, LLC
100.0% - P52ES Raphel Rd Community Solar, LLC
100.0% - Bulldog Solar One LLC

100.0% - Mason Solar One,LLC

100.0% - Pittman Solar One LLC

100.0% - Hostetter Solar One, LLC
100.0% - Burns Solar One LLC

100.0% - Lowry CSG 2, LLC

100.0% - Paynesville CSG 1, LLC
100.0% - Plato CSG, LLC
35.0% - Power Sustainable Energy Infrastructure US Fund II LP

100.0% - Nautilus US Power Holdco, LLC

100.0% Nautilus Issuer 2022 Holdco, LLC

100.0% Nautilus Issuer 2022, LLC

100.0% Nautilus Sponsor Member 2021 LLC

100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC

100.0% - Nautilus Owner 2021 (King) LLC

100.0% - Nautilus Sponsor Member, 2020 LLC

40.0% - Nautilus Owner 2020, LLC

100.0% - Nautilus Owner 2020 (Beacon) LLC

100.0% - Ten Oaks Solar LLC

100.0% - Parker Place Solar LLC

100.0% - Livingston Crossing Solar LLC

100.0% - CGA Solar LLC

100.0% - Spirit Presque Isle 1 Solar, LLC

100.0% - Spirit Presque Isle 2 Solar, LLC

100.0% - Peterboro Road Solar, LLC

100.0% - Wolcott Hill Road Solar, LLC

100.0% - Luna Rossa Peru Solar, LLC

100.0% - Luna Rossa Malone Solar, LLC

100.0% - Falcon Sheesley Solar, LLC

100.0% - Comfort Solar, LLC

100.0% - VP Road Solar, LLC

100.0% - VP Rad Solar South, LLC

100.0% - Hazelnut Solar, LLC

100.0% - NPF Solar, LLC

100.0% - NSE Beacon Solar, LLC
100.0% - NSE Camber Solar PS13 LLC
100.0% - NSE Camber Solar PS12, LLC
100.0% - NSE Camber Solar PS11 LLC
100.0% - NSE Camber Solar PS6 LLC
100.0% - NSE Camber Solar PS5 LLC
100.0% - NSE Camber BH CSG2, LLC
100.0% - Mtn Solar 6 LLC
100.0% - Nautilus Castle Solar, LLC

100.0% - NSE CroakerRenewables Inc.

100.0% - Bright Oak Solar LLC

100.0% - River Valley Solar LLC

100.0% - NSE Wixon Solar LLC
100.0% - NSE Mattacheese Solar LLC
100.0% - NSE Barnstable HS Solar LLC
100.0% - NSE Cape Cod Solar IV, LLC
100.0% - NSE Duxbury Solar, LLC
100.0% - NSE Solar #1032, LLC

100.0% - Renew Solar RI Exeter Ten LLC

100.0% - Renew Solar RI Exeter Mail LLC

100.0% - Renew Solar RI Hanton City LLC

100.0% - Renew Solar RI Ashaway LLC

100.0% - Renew Solar RI NEM LLC
100.0% - Kirby Road Solar LLC
100.0% - Islander Solar, LLC
100.0% - Solar Club 35, LLC
100.0% - Red Wing Solar 15 LLC (f/k/a) Solar Club 15, LLC)
100.0% - Red Wing Solar 20 LLC (f/k/a) Solar Club 20, LLC)
100.0% - Solar Club 23 LLC
100.0% - Red Wing Solar 3 LLC (f/k/a) Solar Club 3, LLC)
100.0% - Solar Club 30 LLC
100.0% - Solar Club 2 LLC
100.0% - Vestal PS9 Solar, LLC (f/k/a Pivot Solar 9, LLC)
100.0% - Vestal PS10 Solar, LLC (f/k/a Pivot Solar 10, LLC)
100.0% - Nautilus Sponsor Member 2022, LLC
100.0% - Nautilus Lion Member, LLC

100.0% - Sturgeon Quarry Solar, LLC (f/k/a ISM Solar Quarry, LLC)
100.0% - Nautilus Lion Sponsor Member, LLC
100.0% - Nautilus Owner 2022, LLC [100.0% of Class B Membership Interests]
100.0% - Tiffany Energy LLC
100.0% - NSE AT01, LLC
100.0% - NSE FA01 LLC
100.0% - Washington WS03, LLC
100.0% - Sturgeon Solar Gray, LLC
100.0% - Vestal PS4 Solar, LLC (f/k/a) Pivot Solar 4, LLC)
100.0% - Vestal PS7 Solar, LLC (f/k/a) Pivot Solar 7, LLC)
100.0% - Vestal PS8 Solar, LLC (f/k/a) Pivot Solar 8, LLC)
100.0% - Vestal PS1 Solar, LLC (f/k/a Pivot Solar 1, LLC)
100.0% - Vestal PS3 Solar, LLC (f/k/a Pivot Solar 3, LLC)
100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)
100.0% - NSE Sackets Solar, LLC

100.0% - P52ES 1755 Henryton Rd Phase 2, LLC
100.0% - Lion One, LLC
100.0% - Maverick One, LLC
100.0% - Indian One, LLC
100.0% - Mustang One, LLC

100.0% - Hanover Pike Solar, LLC

100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus MI Development, LLC
100.0% - Nautilus NM Development, LLC
100.0% - Nautilus WI Development, LLC
100.0% - Nautilus OH Development, LLC
100.0% - West Deming Solar Project, LLC

100.0% – NS Belle Mead, LLC [100.0% of Class B Membership Interests]
100.0% - NSE KAM MM Holdco, LLC

100.0% Virgo KAM Holdco, LLC (class B units)
100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - Winsted Solar LLC

100.0% - VH Holdco I, LLC
100.0% - VH WB Holdco LLC (class B units)

100.0% - VH West Brookfield LLC
100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC

100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - P52ES 1755 Henryton Rd Phase I LLC
100.0% - Brooten CSG 1 LLC
100.0% - Buffalo Lake CSG 1 LLC
100.0% - Sacred Heart CSG 1 LLC
100.0% - Stewart CSG 1 LLC
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC

100.0% - Sanford Solar LLC
100.0% - Vestal PS14 Solar, LLC (f/k/a Pivot Solar 14, LLC)
100.0% - Vestal PS15 Solar, LLC (f/k/a Pivot Solar 15, LLC)
100.0% - Meeting House Solar LLC
100.0% - Sturgeon Town House Solar, LLC (f/k/a ISM Solar Town House, LLC)
100.0% - Sabattus SB01, LLC
100.0% - Casco Brewer Solar, LLC (f/k/a) BD Solar Brewer LLC)
100.0% - Bear One, LLC

100.0% - SolarClub 10, LLC
100.0% - Red Wing Solar 28, LLC (f/k/a SolarClub 28 LLC)
100.0% - Nautilus Solar Construction Seller, LLC
100.0% - Mavis Oakland LLC (f/k/a BD Solar Oakland, LLC)
100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)
100.0% - Wells Solar LLC
100.0% - Fryeburg Solar, LLC
100.0% - Casco Standish Solar, LLC (f/ka BD Solar Standish, LLC)
100.0% - Casco Sidney Solar, LLC (f/k/a BD Solar Sidney, LLC)
100.0% - Nautilus Solar Term Holdco LLC
100.0% - NSE Goat Island MM Holdco, LLC
1.0% Virgo Goat Island Holdco, LLC
100.0% Nautilus Goat Island Solar, LLC
100.0% - Nautilus Hopkins Hill MM Holdco LLC
1.0% Hopkins Hill Solar Lessee LLC
  10.0% - Hopkins Hill Solar Lessor Holdco LLC (90% Nautilus Hopkins Hill MM Holdco LLC)
100.0% - TPE Hopkins Solar Holdings1, LLC

100.0% - Nautilus Mayflower Holdco, LLC
100.0% - FFP Fund II Member1, LLC
100.0% - FFP Fund II Partnership1, LLC (Class B)
100.0% - Hollygrove Solar LLC
100.0% - Howland Solar LLC
100.0% - Pearl Solar LLC
100.0% - Pearl Solar II LLC
100.0% - FFP Schagticoke Project 1
100.0% - FFP Schenectady Project 1 LLC
100.0% - FFP Watertown Project 1 LLC
100.0% - FFP Guilderland Project 1 LLC
100.0% - Aegis Solar LLC
100.0% - FFP Fund II Partnership2, LLC (Class B units)
100.0% - FFP Bethlehem Project 1 LLC
100.0% - FFP BTC2 Project LLC
100.0% - Strauss Solar LLC
100.0% - Dover Solar LLC
100.0% - Ellsworth Solar LLC
100.0% - Ellsworth Solar II LLC
100.0% - Frog Hollow Solar LLC
100.0% - Howell Solar LLC
100.0% - FFP Owings Mills Project 1 LLC
100.0% - FFP Snow Hill Project 1 LLC
100.0% - FFP PGC18 Project LLC
100.0% - FFP Solar Holdings LLC

 49.62% - LMPG Inc.

100.0% - Lumenpulse Lighting Corp.

100.0% - Sternberg Lanterns, Inc.

100.0% - Exenia s.r.l.

  80.0% - CD/M2 Lightworks Corp
  80.0% - Pa-Co Lighting Inc.
100.0% - Lumca Inc.

100.0% - Lumenpulse UK Limited

100.0% - Lumenpulse Alphaled Limited

35.37% - The Lion Electric Company

H.
Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 11249207 Canada Inc.
.
100.0% - 9194649 Canada Inc.

100.0% - Springboard 2021 GP Inc.
100.0% - Springboard L.P.

56.50% - Wealthsimple Financial Corp. (54.28% equity)

100.0% - Wealthsimple Inc.

100.0% - Wealthsimple Advisor Services Inc.

100.0% - Wealthsimple Investments Inc.

100.0% - Wealthsimple Technologies Inc.

100.0% - Wealthsimple US, Ltd.

 50.01% - Wealthsimple Europe S.a.r.l (50.01% equity)

100.0% - Wealthsimple UK Ltd.

100.0% - Wealthsimple GmbH

100.0% - SimpleTax Software Inc.

100.0% - Wealthsimple Payments Inc.

100.0% - Wealthsimple Digital Assets. Inc.

100.0% - Wealthsimple Media Inc.

100.0% - OrderUp Technologies Inc.

100.0% - Wealthsimple Labs Inc.

100.0% - Wealthsimple Funds Holdco Inc.

100.0% - Wealthsimple Private Credit Fund 1 GP Inc.

100.0% Wealthsimple Private Credit Fund 1 LP

100.0% - Springboard II LP

4.70% - Koho Financial Inc.

I.
Sagard Holdings & Portag3

Power Corporation of Canada

66.561% - Great-West Lifeco Inc. (65% in voting)

9.33% - Sagard Holdings Management Inc. (7.98% equity)
100.0% - Sagard Holdings Participation Inc.

100.0% - Sagard Holdings Inc.

86.55% - Sagard Holdings Management Inc. (74.06% equity)
100.0% -  Everwest Holdings Inc.
100.0% - EverWest Property Services, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Advisors LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EW Equity Plan, LLC

100.0% - Sagard Capital Partners Management Corp.

100.0% - Sagard Holdings Manager (US) LLC

100.0% - Sagard Senior Lending Partners Offshore GP LLC

100.0% - Sagard Senior Lending Partners Offshore LP

100.0% - Sagard Senior Lending Partners Holdings II LP

100.0% - Sagard Senior Lending Partners Holdings II-U SPV I LLC

100.0% - Sagard Senior Lending Partners Offshore-U GP LLC

100.0% - Sagard Senior Lending Partners Offshore-U LP

100.0% - Sagard Senior Lending Partners Holdings II-U LP

100.0% - Sagard Senior Lending Partners Holdings LLC

100.0% - Sagard Senior Lending Partners Holdings-U LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LLC

100.0% - Sagard Senior Lending Partners-U GP Inc.

100.0% - Sagard Senior Lending Partners Holdings I-U LP

100.0% - Sagard Senior Lending Partners Holdings-U GP Inc.

100.0% - Sagard Senior Lending Partners Holdings-U LP

100.0% - Sagard UK Management Ltd.

100.0% - Sagard Holdings Manager GP Inc.

100.0% - Sagard Holdings Manager LP

100.0% - Sagard Holdings Wealth LP

64.2% - Grayhawk Wealth Holdings Inc. (48.1% fully diluted equity)

100.0% - Grayhawk Investment Strategies Inc.

100.0% - Sagard Foundry Participation LP

100.0% - P3 Ventures Participation LP

100.0% - SHRP Participation LP

100.0% - Sagard Partner Pool LP

100.0% - Sagard Europe Participation LP

100.0% - P3 Ventures 2021 Participation LP

100.0% - Sagard Outremont Participant LP
100.0% - Portage Capital Solutions Carried Interest LP
100.0% - Portage Web3 Fund I Carried Interest LP

100.0% - Sagard S.A.S.

100.0% - Sagard Holdings Manager (Canada) Inc.

100.0% - Sagard Credit Partners GP, Inc.

100.0% - Sagard Credit Partners, LP

100.0% - Sagard Credit Fund

100.0% - Sagard Credit Partners II GP, Inc.

100.0% - Sagard Credit Partners II, LP

100.0% - Sagard Credit Partners II Carried Interest, LP

100.0% - Sagard Credit Partners (Cayman) GP, Inc.

100.0% - Sagard Credit Partners (Cayman), LP

100.0% - Sagard Credit Fund (Cayman)

100.0% - Sagard Credit Partners (Lone Star), LP

100.0% - Sagard Credit Partners II (Cayman) GP, LLC

100.0% - Sagard Credit Partners II (Cayman), LP

100.0% - Sagard Credit Partners II (US Investments), LP

100.0% -
Sagard Healthcare Royalty Partners GP LLC

100.0% - Sagard Healthcare Royalty Partners, LP

100.0% - Sagard Healthcare Royalty Fund
100.0% - Sagard Healthcare Partners Co-Invest Sub Fund
100.0% - Sagard Healthcare Partners Main Sub Fund
100.0% - Sagard Healthcare Partners (Delaware) LP

100.0% - Portag3 Ventures GP Inc.

100.0% - Portag3 Ventures Participation ULC

100.0% - Portag3 Ventures Participation Inc.

100.0% - Portag3 Ventures Participation US LP

100.0% - Portag3 Ventures II Affiliates GP Inc.

100.0% - Portag3 Ventures II Affiliates LP

100.0% - Portag3 Ventures LP

100.0% - Portag3 International Investments Inc.

1.09% - Albert Corporation

0.55% - Clark (FL Fintech E GmbH)

12.25% - Borrowell Inc.

35.17% - Diagram Ventures Limited Partnership

  0.98% - Nesto Inc.

100.0% - Portag3 Ventures II GP Inc.

100.0% - Portage3 Ventures II LP

100.0% - Portag3 Ventures II Investments LP

100.0% - Portag3 Ventures II International Investments Inc.

12.41% - Albert Corporation

17.64% - Koho Financial Inc.

10.32% - Clark (FL Fintech E GmbH)

12.55% - Socotra Inc.

16.99% - Fondeadora Inc.

15.19% - AlpacaDB, Inc.

21.40% - Pledg SAS

17.02% - Rose Technology Incorporated

15.80% - AtomicFI, Inc.

18.65% - Choosing Therapy Inc.

32.88% - Diagram Ventures Limited Partnership

63.63% - Diagram Ventures II Limited Partnership

16.31% - Conquest Planning Inc.

  9.12% - integrate AI Inc.

17.40% - Boosted.ai

14.04% - Hellas Direct
  2.19% - Tallied Technologies Inc. (Founders Shares)
  2.23% - 12835304 Canada Inc. (Conduit) (Founders Shares)

100.0% - Portag3 Ventures II International LP

100.0% - Portag3 Ventures II International (FI) LP

100.0% - Portag3 Ventures II Carried Interest LP

100.0% - Portag3 Ventures II Carried Interest US LP

100.0% - Portag3 Ventures Fund II

100.0% - Portage Ventures III GP Inc.

100.0% - Portage Ventures III Carried Interest LP

100.0% - Portage Ventures Fund III

100.0% - Portage Ventures III International LP
100.0% - Portage Ventures III Investments LP
16.78% - 12835304 Canada Inc. (Conduit)
10.90% - Covey IO Corp.
11.33% - Croissant Pay, Inc.
11.99% - GuarantR, Inc.

11.88% - KikOff Inc.

13.43% - Kontempo Holdings Limited

13.24% - Nesto Inc.

12.77% - HeyMirza Ltd.

13.59% - Listo S.A.S.

10.74% - Loanstreet Inc.

19.20% - Wealthier Pty Ltd.

11.11% - Modular Technologies OÜ

16.49% - Tallied Technologies Inc.

11.14% - Angle Health, Inc.

23.68% - Notch Ordering Inc.

10.52% - QUIN Technologies GmbH

100.0% - Portage Ventures III Access Fund LP

100.0% - PFTA I GP Inc.

100.0% - PFTA I LP

100.0% - Sagard PFTA Agregator LP

50.0% - Diagram Ventures GP Inc.

100.0% - Diagram Ventures, LP

50.0% - Diagram Ventures II GP Inc.

100.0% - Diagram Ventures II LP

50.0% - Diagram Ventures III GP Inc.
                                                                               100.0% - Diagram Ventures III LP

50.0% - Diagram Opportunity GP Inc.

100.0% - Diagram Opportunity Fund Carried Interest LP

100.0% - Diagram Opportunity Fund I LP

100.0% - Springboard III GP Inc.

100.0% - Springboard III LP

100.0% - Sagard Credit Partners Carried Interest GP Inc.

100.0% - Sagard Credit Partners Carried Interest LP

100.0% - Sagard Capital Partners GP, Inc.

100.0% - Sagard Capital Partners, L.P.

96.0% - 1069759 B.C. Unlimited Liability Company

91.6% - Integrated Fertility Holding, LLC

100.0% - Spadina GP Inc.

100.0% - Spadina Participation LP

100.0% - Spadina LP

3.77% - Wealthsimple Financial Corp. (3.41% equity)

100.0% - Sagard PE Canada GP Inc.

100.0% - Sagard Private Equity Canada LP

100.0% SPEC CL GP Inc.

          100.0% SPEC CL Co-Invest LP

59.0% - SPEC Walter GP Inc.

100.0% - SPEC Walter LP

44.47% - Groupe Lou-Tec Inc.

100.0% 0 Acces Location D’Equipements Inc.

36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares)
100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies Special L.P.
100.0% - Outremont Technologies GP Ltd.
100.0% - Sagard USPF Inc
100.0% - Sagard Senior Lending Partners GP Inc.

100.0% - Sagard Senior Lending Partners LP

100.0% - Sagard Senior Lending Partners Holdings GP Inc.

100.0% - Sagard Senior Lending Partners Holdings LP

100.0% - Sagard Senior Lending Partners Holdings I LP
100.0% - Sagard Senior Lending Partners Carried Interest GP Inc.

100.0% - Sagard Senior Lending Partners Carried Interest LP

100.0% - Sagard Senior Lending Partners Carried Interest-U LP

100.0% - Sagard Senior Lending Partners Offshore Carried Interest GP Inc.

100.0% - Sagard Senior Lending Partners Offshore Carried Interest LP

100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LP

100.0% - Sagard Senior Lending Partners Offshore-U GP Inc.
100.0% - Sagard Senior Lending Partners RN Offshort-U LP
100.0% - Sagard Senior Lending Partners Offshore GP Inc.

100.0% - Portage Capital Solutions GP Inc.

100.0% - Portage Capital Solutions Fund I LP

100.0% - Portage Capital Solutions Canada Fund I LP

100.0% - Portage Web3 I GP Inc.

100.0% - Portage Web3 Feeder Fund I LP

100.0% - Portage Web3 Master Fund I LP

100.0% - Portage Web3 Blocker Inc.

63.3% - Sagard USRE Inc.

4.0% - 1069759 B.C. Unlimited Liability Company

50.0% - Peak Achievement Athletics Inc. (42.58% equity)

100.0% - 10094439 Canada Inc.

100.0% - 10094455 Canada Inc.

100.0% - Limited Partnership Interests in Peak Management Participation LP

100.0% - 1167410 B.C. Unlimited Liability Company

100.0% - General Partnership Interests in Peak Management Participation LP

100.0% - Limited Partnership Interests in Peak Holdings LP

100.0% - 1167387 B.C. Unlimited Liability Company

100.0% - General Partnership Interests in Peak Holdings LP

100.0% - Bauer Hockey Ltd.

100.0% - Bauer Hockey AB

100.0% - Bauer Hockey GmbH

100.0% - Bauer Hockey (Beijing) Trading Limited

100.0% - ProSharp AB (Sweden)
100.0% - ProSharp Inc. (NB, CA)
100.0% - ProSharp Inc. (DE, US)

100.0% - BCE Acquisitions US, Inc.

100.0% - Bauer Innovations US, LLC

100.0% - Bauer Hockey LLC

                                                                                               100.0% - Cascade Maverik Lacrosse, LLC

                                                                                               100.0% - Bauer Hockey Retail, LLC

  28.1% - Rawlings Sporting Goods Company Inc.

100.00% - Mowat GP Inc.

100.0% - Mowat Participation LP

100.0% - Mowat LP

4.48% - Koho Financial Inc.